--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                   FORM 8-K/A

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                      JANUARY 22, 2001 (SEPTEMBER 24, 2000)


                              --------------------


                                DOUBLECLICK INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


             000-23709                                     13-3870996
     (COMMISSION FILE NUMBER)               (I.R.S. EMPLOYER IDENTIFICATION NO.)

        450 WEST 33RD STREET                               10001
         NEW YORK, NEW YORK                              (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                                 (212) 683-0001
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS.

On January 22, 2001, DoubleClick Inc. ("DoubleClick"), Atlas Merger Sub, Inc., a Tennessee corporation and a direct, wholly owned subsidiary of DoubleClick ("Tennessee Sub"), Atlas Acquisition Corp., a Delaware corporation and a direct, wholly owned subsidiary of DoubleClick ("Merger Sub") and @plan.inc ("@plan") entered into a Letter Agreement (the "Letter Agreement") amending the Amended and Restated Agreement and Plan of Merger and Reorganization, dated as of November 17, 2000, among DoubleClick, Tennessee Sub, Merger Sub and @plan (the "Merger Agreement" and, as so amended, the "Amended Merger Agreement"). The Letter Agreement is filed as Exhibit 2.1.2 hereto and is incorporated herein by reference.

In connection with the execution of the Agreement and Plan of Merger and Reorganization, dated as of September 24, 2000, among DoubleClick, Tennessee Sub and @plan (the "Original Merger Agreement"), certain of @plan's shareholders entered into Shareholder Agreements (and related irrevocable proxies) with DoubleClick, each dated as of the date of the Original Merger Agreement, pursuant to which they agreed to vote in the aggregate 48.6% of the outstanding @plan common stock for the approval of the Original Merger Agreement and all other transactions contemplated by the Original Merger Agreement. The form of this Shareholder Agreement is attached as Annex A to the Original Merger Agreement. In connection with the execution of the Merger Agreement, these @plan shareholders each executed a Shareholder Letter (and an irrevocable proxy that superceded the original proxy), dated as of the date of the Merger Agreement, confirming that their obligations under the Shareholder Agreements remain in full force and effect. The form of this letter is attached as Annex A-1 to the Merger Agreement. In connection with the execution of the Letter Agreement, these @plan shareholders each executed a New Shareholder Letter (and an irrevocable proxy that supercedes the prior proxy), dated as of the date of the Letter Agreement, confirming that their obligations under the Shareholder Agreements and the Shareholder Letters remain in full force and effect. The form of this letter is filed as Exhibit 2.1.3 and is incorporated herein by reference.

In connection with the @plan Special Shareholders' Meeting to consider and vote upon the approval of the Amended Merger Agreement, @plan has mailed a letter to @plan shareholders, filed as Exhibit 99.5 hereto and incorporated herein by reference, and provided @plan shareholders with an Amended Notice of Special Shareholders' Meeting, filed as Exhibit 99.6 hereto and incorporated herein by reference.

Consummation of the merger contemplated by the Amended Merger Agreement is subject to customary closing conditions, including approval by @plan's shareholders.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER
2.1      Agreement and Plan of Merger and Reorganization, dated as of September
         24, 2000, by and among DoubleClick Inc., Atlas Merger Sub, Inc. and
         @plan.inc, including annexes thereto but excluding any schedules.
         (Incorporated herein by reference to @plan.inc's Form 8-K filing, dated
         September 27, 2000.)

2.1.1 Amended and Restated Agreement and Plan of Merger and Reorganization, dated as of November 17, 2000, among DoubleClick Inc., Atlas Merger
         Sub, Inc., Atlas Acquisition



         Corp. and @plan.inc, including annexes thereto but excluding any schedules. (Incorporated herein by reference to @plan's Form 8-K/A filing, dated November 17, 2000.)

2.1.2    Letter Agreement, dated as of January 22, 2001, among DoubleClick Inc.,
         Atlas Merger Sub, Inc., Atlas Acquisition Corp. and @plan.inc.

2.1.3 Form of New Shareholder Letter (and irrevocable proxy), dated as of January 22, 2001, by and between DoubleClick Inc. and certain shareholders of @plan.inc.

99.1 Press Release of DoubleClick, dated September 25, 2000. (Incorporated by reference to DoubleClick's Rule 425 filing, dated September 25, 2000.)

99.2     DoubleClick/@plan Analyst Speech.  (Incorporated by reference to
         DoubleClick's Rule 425 filing, dated September 25, 2000.)

99.3     DoubleClick/@plan Q&A. (Incorporated by reference to DoubleClick's Rule
         425 filing, dated September 25, 2000.)

99.4 Press Release of DoubleClick, dated November 17, 2000. (Incorporated by reference to DoubleClick's Rule 425 filing, dated November 17, 2000.)

99.5     Letter to @plan.inc shareholders, dated January 22, 2001.

99.6     Amended Notice of Special Shareholders' Meeting of @plan.inc.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DOUBLECLICK INC.
                                       _________________________________________
                                       (Registrant)


                                       By: /s/ Jeff Epstein
                                           _____________________________________
                                           Name:    Jeffrey E. Epstein
                                           Title:   Executive Vice President

Dated: January 22, 2001


EXHIBIT                                 EXHIBIT INDEX
-------                                 --------------
2.1      Agreement and Plan of Merger and Reorganization, dated as of September
         24, 2000, by and among DoubleClick Inc., Atlas Merger Sub, Inc. and
         @plan.inc, including annexes thereto but excluding any schedules.
         (Incorporated herein by reference to @plan.inc's Form 8-K filing, dated
         September 27, 2000.)

2.1.1 Amended and Restated Agreement and Plan of Merger and Reorganization, dated as of November 17, 2000, among DoubleClick Inc., Atlas Merger
         Sub, Inc., Atlas Acquisition Corp. and @plan.inc, including annexes thereto but excluding any schedules. (Incorporated herein by reference to @plan's Form 8-K/A filing, dated November 17, 2000.)

2.1.2    Letter Agreement, dated as of January 22, 2001, among DoubleClick Inc.,
         Atlas Merger Sub, Inc., Atlas Acquisition Corp. and @plan.inc.

2.1.3 Form of New Shareholder Letter (and irrevocable proxy), dated as of January 22, 2001, by and between DoubleClick Inc. and certain shareholders of @plan.inc.

99.1 Press Release of DoubleClick, dated September 25, 2000. (Incorporated by reference to DoubleClick's Rule 425 filing, dated September 25, 2000.)

99.2     DoubleClick/@plan Analyst Speech. (Incorporated by reference to
         DoubleClick's Rule 425 filing, dated September 25, 2000.)

99.3     DoubleClick/@plan Q&A. (Incorporated by reference to DoubleClick's Rule
         425 filing, dated September 25, 2000.)

99.4 Press Release of DoubleClick, dated November 17, 2000. (Incorporated by reference to DoubleClick's Rule 425 filing, dated November 17, 2000.)

99.5     Letter to @plan.inc shareholders, dated January 22, 2001.

99.6     Amended Notice of Special Shareholders' Meeting of @plan.inc.
